Recent developments	6 Months Ended
Jun. 30, 2023
Recent Developments Abstract
Recent developments

Note 4. Recent developments

Prospective Merger with Desktop Metal

On May 25, 2023, the Company and Desktop Metal, Inc., (“Desktop Metal”), jointly announced their entry into a merger agreement, whereby a wholly-owned Delaware subsidiary of the company will merge with and into Desktop Metal, with Desktop Metal surviving the merger as a wholly-owned subsidiary of the Company. The Company’s shareholders and Desktop Metal’s stockholders would hold 59% and 41%, respectively, of Stratasys ordinary shares following the merger. The parties expect the transaction to close in the fourth quarter of 2023, subject to the receipt of required regulatory approvals, as well as approvals of the shareholders of Stratasys and stockholders of Desktop Metal, and other customary closing conditions.

Nano Dimension Tender Offer and Board Contest

On May 25, 2023, following the announcement of the merger with Desktop Metal, Nano Dimension Ltd., (“Nano”), a 14.1% shareholder of the Company in the 3D printing industry, launched a hostile partial tender offer whereby it sought to acquire—including shares already held by it— between 53% and 55% of the Company’s outstanding ordinary shares, at a price of $18.00 per share. The tender offer was subject to various conditions and was originally set to expire on June 26, 2023. Over the course of subsequent periods of time, the price offered by Nano in its tender offer was ultimately raised to $25.00 per share, with an accompanying reduction as to the percentage of Company shares to be held by it upon consummation of the offer, to between 46% and 51%, and the offer was extended ultimately through July 31, 2023. The offer expired on July 31, 2023 and Nano did not receive enough tendered shares and was therefore unable to complete the purchase of any of the Company ordinary shares pursuant to the offer.

The Company has also been subject to litigation with Nano in an Israeli district court regarding our shareholder rights plan, Nano’s tender offer, and the contested board election. The litigation has not changed the outcome of any of the developments described above. Please see note 13.
 3D Systems Offers
On May 30, 2023, and then again on June 27, 2023, the Company received an unsolicited non-binding indicative proposal from 3D Systems Corporation (“3D Systems”) to merge with the Company. The price offered was $7.50 in cash and 1.2507 shares of common stock of 3D Systems per ordinary share of Stratasys, followed by $7.50 in cash and 1.3223 shares of common stock, in those respective offers. On July 13, 2023, the Company received an updated proposal from 3D Systems, pursuant to which it would merge with the Company for $7.50 in cash and 1.5444 newly issued shares of common stock of 3D Systems per Stratasys ordinary share. The Stratasys board determined that the latest 3D Systems proposal would reasonably be expected to result in a “Superior Proposal” under the merger agreement with Desktop Metal and authorized Company management to enter into discussions with 3D Systems with respect to the proposal.